UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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abrdn Income Credit Strategies Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABRDN INCOME CREDIT STRATEGIES FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 25, 2023

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of abrdn Income Credit Strategies Fund ("ACP" or the "Fund") (the "Annual Meeting") will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Thursday, May 25, 2023 at 10:30 a.m. Eastern Time.

The purpose of the Annual Meeting is to consider and act upon the following proposals (the "Proposals"), and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Trustee
To elect Mr. P. Gerald Malone as a Class III Trustee, to serve for a three-year term.

Proposal 2: Election of Preferred Share Trustee
To elect Mr. Randolph Takian as a Preferred Share Trustee, to serve for a three-year term.

Each Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on April 10, 2023 (the "Record Date"). Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to shareholders on or about April 15, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Thursday, May 25, 2023: This Notice, the Proxy Statement and the form of proxy card(s) are available on the Internet at http://www.abrdnacp.com/. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn Income Credit Strategies Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 15, 2023
Philadelphia, Pennsylvania

ABRDN INCOME CREDIT STRATEGIES FUND
("ACP" or the "Fund")

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual Meeting of Shareholders
to be held on May 25, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Trustees (the "Board" with members of the Board being referred to as "Trustees") to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Thursday, May 25, 2023, at 10:30 a.m. Eastern Time and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy Card") accompany this Proxy Statement. This Proxy Statement is first being sent to shareholders on or about April 15, 2023.

The purpose of the Meeting is to consider and act upon the following proposals (the "Proposals") for the Fund and to consider and act upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Trustee

-  To elect Mr. P. Gerald Malone as a Class III Trustee, to serve for a three-year term.

Proposal 2: Election of Preferred Share Trustee

-  To elect Mr. Randolph Takian as a Preferred Share Trustee, to serve for a three-year term.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" each Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund, 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the Internet by following the instructions contained on their Proxy Card. Shareholders do not have dissenters' rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meeting.

A quorum of shareholders is constituted by the presence at the Meeting, in person or by proxy, of one-third (1/3) of the shares entitled to vote, which, for the avoidance of doubt, will include shares held by brokers who provide votes and/or non-votes to all matters.

The election of a Trustee to the Board requires the affirmative vote of a plurality of the votes cast by shares entitled to vote for the election of such Trustee present in person or represented by proxy at a meeting with a quorum present. Under a plurality vote, the nominees who receive the highest number of votes up to the number of Trustees to be elected will be elected even if they receive less than a majority of votes cast. For purposes of the election of Trustees, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners regarding an item for which the brokers or nominees do not have discretionary power to vote) will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes therefore, will have no effect on the election of Trustees (except to the extent they cause a quorum to be present). All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each Proposal.

Whether or not a quorum is present, the Chair, the Trustees (or their designees) or a majority of the votes may adjourn the Meeting one or more times for any lawful purpose without notice other than announcement at the Meeting. A majority of the shareholders present at the Meeting or the persons named as proxies shall have the power, but are under no obligation, to propose and approve an adjournment of the Meeting, without further notice to shareholders entitled to vote at the Meeting. If the Meeting is adjourned to a date more than one hundred twenty (120) days after the original record date set for the Meeting, written notice of such an adjournment stating the place, date and hour thereof shall be given to each shareholder entitled to vote thereat, at least seven (7) days prior to the Meeting. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of each Proposal, and vote against adjournment all proxies that voted against each Proposal. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned meeting(s) at which a quorum is present.

We will admit to the Meeting (1) all shareholders of record on April 10, 2023 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board has fixed the close of business on April 10, 2023 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for the Fund will be entitled to one vote for each share held for the Meeting. As of the Record Date, 52,075,560 common shares of the Fund were issued and outstanding and 1,600,000 preferred shares of the Fund were issued and outstanding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Thursday, May 25, 2023 at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Proxy Materials and the Fund's most recent annual report for the fiscal year ended October 31, 2022 are available on the Internet at http://www. abrdnacp.com/. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2022, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend the Meeting.

Proposal 1: Election of Common Share Trustee

The Fund's Amended and Restated Agreement and Declaration of Trust (the "Charter") provides that the Fund's Board be elected by holders of the Fund's common shares divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Trustees who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund, the Fund's investment adviser, abrdn Investments Limited (the "Investment Adviser"), or the Fund's investment sub-adviser, abrdn Inc. (the "Sub-Adviser"), are referred to in this Proxy Statement as "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in this Proxy Statement as "Independent Trustees."

The Board, including the Independent Trustees, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated the following individual for election as a Class III Trustee as follows:

P. Gerald Malone (Class III Trustee, 3-year term ending 2026)

Holders of the Fund's common shares and holders of the Fund's preferred shares will vote together to elect a Class III Trustee nominee.

The nominee has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

The Board knows of no reason why a nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board may recommend.

It is the intention of the persons named on the enclosed proxy card to vote "FOR" Proposal 1.

Proposal 2: Election of Preferred Share Trustee

The Fund's Charter provides that the Fund's preferred share Trustees be elected by holders of the Fund's preferred shares, in addition to the right to vote for the remaining Trustees together with the holders of the common shares.

The Board, including the Independent Trustees, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated the following individual for election as a preferred share Trustee as follows:

Randolph Takian (Preferred Share Trustee, 3-year term ending 2026)

The nominee has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

The Board knows of no reason why the nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Fund's Board may recommend.

It is the intention of the persons named on the enclosed proxy card to vote "FOR" Proposal 2.

The following tables set forth certain information regarding the nominees for election to the Board, Trustees whose terms of office continue beyond the Meeting, and the principal officers of the Fund.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Nominees for Independent Trustees:
P. Gerald Malone** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board and Class III Trustee	Term expires 2023 Trustee since 2017

Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.

				28	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Randolph Takian** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Class III Trustee and Preferred Shares Trustee	Term expires 2023 Trustee since 2010	Managing Director and Head of Bank and Lending of Global Wealth and Investment Management at Bank of America (since 2019); Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (from 2015 to 2019); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (from 2012 to 2019); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (from 2010 to 2019). Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.	1	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustees whose terms of office continue beyond the Meeting:
Nancy Yao Maasbach** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class II Trustee and Preferred Shares Trustee	Term expires 2025 Trustee since 2019

Ms. Maasbach is the President of the Museum of Chinese in America since 2015. Previously, she served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Maasbach launched the Asia coverage at the Center for Financial Research and Analysis (currently known as RiskMetrics), served as the inaugural director of policy research of Goldman Sachs' Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Maasbach is an independent director of the abrdn-managed India Fund and Asian Emerging Markets Fund. Ms. Maasbach is a board member of the National Committee on U.S.-China Relations, a member of the Council on Foreign Relations, and a lecturer on governance at Yale University.

				7	None.
John Sievwright**† c/o abrdn Inc 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2024 Trustee since 2017	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) (provider of legal, finance, complex strategies, post-settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm (since August 2021). Previously he was a Non-Executive Director for the UK company: NEX Group plc (2017-2018) (financial).	8	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Interested Trustee whose term of office continues beyond the Meeting:
Stephen Bird †† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class II Trustee	Term expires 2025 Trustee since 2021

Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.

				28	None.

*  The Fund Complex consists of abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios).

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit Committee.

††  Deemed to be an Interested Trustee of the Fund because of prior indirect business dealing with the Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, Sub-Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and to the Fund. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the abrdn complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Maasbach, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Takian, product development, marketing and management experience in investment management industry and Mr. Bird, Chief Executive Officer of abrdn and prior Chief Executive Officer of other public companies.

The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC") and do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Joseph Andolina** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President— Compliance	Since 2017

Currently, Chief Risk Officer—Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.

Katherine Corey** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Chris Demetriou** abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG United Kingdom Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer—UK, EMEA and Americas for abrdn. Mr. Demetriou joined abrdn in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Sharon Ferrari** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer since 2023. Fund officer since 2017	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2017

Currently, Executive Director, Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc.in 2000.

Heather Hasson** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2022	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.
Robert Hepp** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently. Senior Product Governance Manager, Product Governance US at abrdn Inc. Mr. Hepp joined abrdn Inc. in 2016.
Matthew Kence c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2022	Currently an Investment Director on the Fixed Income team at abrdn Inc. Mr. Kence joined abrdn Inc. in 2010.

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Megan Kennedy** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President, Secretary	Since 2017	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. as a Senior Fund Administrator in 2005.
Andrew Kim** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently. Senior Product Governance Manager, Product Governance US for abrdn. Mr. Kim joined abrdn Inc. in 2013.
Brian Kordeck** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn Inc. Mr. Kordeck joined abrdn Inc. in 2013.
Michael Marsico** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn Inc. Mr. Marsico joined abrdn Inc. in 2014.
Ben Pakenham c/o abrdn Investments Limited 280 Bishopsgate London EC2M 4AG United Kingdom United Kingdom Year of Birth: 1973	Vice President	Since 2017

Currently, Head of Euro High Yield and Loans. Mr. Pakenham joined abrdn in 2011 from Henderson Global Investors, where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund.

Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London EC2M 4AG United Kingdom Year of Birth: 1973	President	Since 2017	Currently, Group Head of Product Opportunities and Director of abrdn plc since 2010. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2017

Currently, Vice President and Head of Product Management and Governance for abrdn Inc.—since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc.. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies.

**  Each Officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the abrdn Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee.

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in the Family of Investment Companies(2)
Independent Trustees/Nominees:
Nancy Yao Maasbach	$1-$10,000	$50,001-$100,000
P. Gerald Malone	$10,001-$50,000	$50,001-$100,000
John Sievwright	$50,001-$100,000	over $100,000
Randolph Takian	$10,001-$50,000	$10,001-$50,000
Interested Trustee:
Stephen Bird	$1-$10,000	$50,001-$100,000

(1)  This information has been furnished by each Trustee as of October 31, 2022. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that are advised by the Investment Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of October 31, 2022, the Trustees and officers, in the aggregate, owned less than 1% of the Fund's outstanding equity securities. As of October 31, 2022, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or Sub-Adviser.

Mr. Pittard and Ms. Ferrari serve as executive officers of the Fund. As of October 31, 2022, Mr. Pittard and Ms. Ferrari did not own shares of the Fund.

BOARD AND COMMITTEE STRUCTURE

The Board is currently composed of four Independent Trustees and one Interested Trustee, Stephen Bird. The Fund's Charter provides that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the Trustees of the Fund in each class expire at the annual meeting of shareholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I in 2024, Class II in 2025 and Class III (if elected) in 2026.

The Board has appointed Mr. Malone, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also "independent" within the meaning of the New York Stock Exchange ("NYSE") listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit Committee

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Independent Trustees), pre-approves and reviews both the audit and non-audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund's Audit Committee are Ms. Nancy Yao Maasbach and Messrs. P. Gerald Malone, Randolph Takian and John Sievwright.

The Board has adopted an Audit Committee Charter for its Audit Committee, the current copy of which is available on the Fund's website at http://www.abrdnacp.com.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Investment Adviser and Sub-Adviser, as appropriate, and other principal service providers. The Nominating and Corporate Governance Committee generally meets twice annually to identify and evaluate nominees for trustee and makes its recommendations to the Board at the time of the Board's December meeting. The Nominating and Corporate Governance Committee also periodically reviews trustee compensation and will recommend any appropriate changes to the Board. The Nominating and Corporate Governance Committee also reviews and may make recommendations to the Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund's Nominating and Corporate Governance Committee are Ms. Nancy Yao Maasbach and Messrs. P. Gerald Malone, Randolph Takian and John Sievwright.

The Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is available on the Fund's website at http://www.abrdnacp.com.

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Adviser or Sub-Adviser or their affiliates, as appropriate. The Nominating and Corporate Governance Committee will consider potential trustee candidates, if any, recommended by Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" of the Fund, as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

While the Nominating and Corporate Governance Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and the Board's diversity, the Committee generally considers the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Pursuant to the Fund's bylaws, for any business to be properly brought before an annual meeting by a shareholder, including the nominating of persons for election as Trustees of the Fund, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice must be delivered to the Secretary of the Fund at the principal executive offices of the Fund not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder's notice as described above.

Any shareholder may obtain a copy of the Fund's Charter or bylaws by calling the Investor Relations department of abrdn Inc. toll-free at 1-800-522-5465, or by sending an e-mail to abrdn Inc. at Investor.Relations@abrdn.com.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, who carries out the Fund's investment advisory and business affairs, and also by abrdn Inc. and other service providers in connection with the services they provide to the Fund. Each of the Investment Adviser and Sub-Adviser, as applicable, the Fund's administrator and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, Investment Adviser and Sub-Adviser, as applicable, and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal Year 2022

During the Fund's fiscal year ended October 31, 2022, the Board held five meetings; the Audit Committee held three meetings; and the Nominating and Corporate Governance Committee held one meeting. During such period, each incumbent Trustee attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he or she served.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o abrdn Inc. (the "Administrator"), the Fund's administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.Relations@abrdn.com.

Trustee Attendance at Annual Meetings of Shareholders

The Fund has not established a policy with respect to Trustees attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected, and the Independent Trustees have ratified the selection of, KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2022. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. If requested by any shareholder by two (2) business days before the Meeting, a representative from KPMG will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

The Audit Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB") regarding KPMG's communications with the Audit Committee concerning independence and has discussed with KPMG its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG, and discussed matters with KPMG required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended October 31, 2022.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Fund's two most recent fiscal years ended October 31:

	2022	2021
Audit Fees(1)	$94,740	$83,633
Audit-Related Fees(2)	$0	$112,000
Tax Fees(3)	$83,633	$11,605
All Other Fees(4)	$0	$0

(1)  "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)  "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares.

(3)  "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

(4)  "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit-Related Fees" and "Tax Fees."

All of the services described in the table above were pre-approved by the Audit Committee.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Fund's Investment Adviser, and any service provider to the Fund controlling, controlled by or under common control with the Fund's Investment Adviser that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The following table shows the amount of fees that KPMG billed during the Fund's last two fiscal years for non-audit services to the Fund, the Investment Adviser, and Covered Service Providers:

Fiscal Year Ended	Total Non-Audit Fees Billed to the Fund*	Total Non-Audit Fees billed to the Investment Adviser and Covered Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to the Investment Adviser and Covered Service Providers (all other engagements)	Total
October 31, 2022	$0	$0	$1,108,929	$1,108,929
October 31, 2021	$11,605	$0	$1,547,556	$1,559,161

*  "Total Non-Audit Fees billed to Fund" for both fiscal years represent "Tax Fees" and "All Other Fees" billed to the Fund in their respective amounts from the previous table.

The Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the Audit Committee members of the Board and ratified by the entire Board, who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act), of the Fund for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser or Sub-Adviser, if applicable, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser or Sub-Adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2022. Officers of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2022	Total Compensation From Fund and Fund Complex Paid To Trustees*
Nancy Yao Maasbach	$67,342	$287,685
P. Gerald Malone	$84,011	$583,729
John Sievwright	$75,011	$231,196
Randolph Takian	$64,342	$64,342
Stephen Bird	$0	$0

*  See the "Trustees" table for the number of funds within the Fund Complex that each Trustee serves.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Trustees, certain officers and directors of the Investment Adviser, Sub-Adviser, affiliates thereof, and persons who beneficially own more than 10% of the Fund's outstanding securities (collectively, the "Reporting Persons") to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE.

Based solely on the Fund's review of such forms filed on EDGAR or written representations from Reporting Persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal period ended October 31, 2022, the Fund's Reporting Persons timely filed all reports they were required to file under Section 16(a), except that: (i) Robert Hepp and Andrew Kim each filed a late Form 3 filing following their respective appointments as Vice Presidents of the Fund; and (ii) Grant Hotson and Neil Slater each filed a late Form 3 filing following their respective appointments as directors of the Investment Adviser.

Relationship of Trustees or Nominees with the Investment Adviser, Sub-Adviser and Administrator abrdn Investments Limited serves as the investment adviser to the Fund pursuant to a management agreement dated as of December 1, 2017. The Investment Adviser, with its registered office at 10 Queen's Terrace, Aberdeen, Scotland AB10 1XL, is a corporation organized under the laws of Scotland and a U.S. registered investment adviser. abrdn Inc. serves as the Sub-Adviser to the Fund pursuant to a sub-advisory agreement dated as of December 1, 2017. The Sub-Adviser is a Delaware corporation with its registered offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides administrative services to the Fund under an administration agreement. The Investment Adviser, Sub-Adviser and Administrator are each indirect subsidiaries of abrdn plc, which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland. Messrs. Andolina and Goodson and Mmes. Kennedy and Sitar, who serve as officers of the Fund, are also directors and/or officers of abrdn Inc.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSALS.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed Proxy Card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Fund, the Investment Adviser, the Sub-Adviser or the Administrator.

Georgeson LLC ("Georgeson") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,000 and be reimbursed for its reasonable expenses.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 15, 2023. As mentioned above, Georgeson has been engaged to assist in the solicitation of proxies. As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of Georgeson, if the Fund has not yet received their vote. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of the dates indicated, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of the Fund because they possessed or shared voting or investment power with respect to the Fund's shares:

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
5.250% Series A Perpetual Preferred Shares (Liquidation Preference $25.00)	UBS Group AG* UBS Securities LLC* UBS Financial Services Inc.* Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	496,215	31.01%

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
Common Stock	First Trust Portfolios L.P.** First Trust Advisors L.P.** The Charger Corporation** 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,796,619	11.27%
Common Stock	Sit Investment Associates, Inc. and its affiliates*** 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	3,005,271	12.11%

*  These entities jointly filed a Schedule 13G for the share amount and percentage shown as of December 30, 2022.

**  These entities jointly filed a Schedule 13G for the share amount and percentage shown as of December 31, 2022.

***  These entities jointly filed a Schedule 13G for the share amount and percentage shown as of March 27, 2023.

Shareholder Proposals. If a shareholder intends to present a proposal, including the nomination of a trustee, at the Annual Meeting of Shareholders of the Fund to be held in 2024 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Fund at the office of the Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such proposal must be received by the Secretary no later than December 17, 2023.

Shareholders wishing to present proposals, including the nomination of a trustee, at the Annual Meeting of Shareholders of the Fund to be held in 2024 which they do not wish to be included in the Fund's proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary no sooner than January 26, 2024 and no later than 5:00 p.m., Eastern Time, on February 25, 2024 in the form prescribed from time to time in the Fund's bylaws.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy Statement

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103 or call the Fund at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meeting, other than the Proposals set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn Income Credit Strategies Fund

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PROXY	COMMON

ABRDN INCOME CREDIT STRATEGIES FUND

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 25, 2023

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES

The undersigned shareholder(s) of ABRDN INCOME CREDIT STRATEGIES FUND revoking previous proxies, hereby appoints Megan Kennedy, Andrew Kim and Robert Hepp, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Income Credit Strategies Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Thursday, May 25, 2023, at 10:30 a.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1 and 2.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

ABRDN INCOME CREDIT STRATEGIES FUND

Shareholders Meeting to Be Held on Thursday, May 25, 2023, at 10:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.abrdnacp.com

ABRDN INCOMECREDIT STRATEGIES FUND

The Board of Trustees recommends a vote “FOR” the nominee.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals

1.	To elect the following Class III Nominee to The Board of Trustees:

Nominee:	FOR NOMINEE	WITHHOLD FROM NOMINEE

P. Gerald Malone	☐	☐

2.	In their discretion, upon any other business that may properly come before the meeting.

Authorized Signatures (this section must be completed for your vote to be counted):

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PROXY	PREFERRED

ABRDN INCOME CREDIT STRATEGIES FUND

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 25, 2023

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES

The undersigned shareholder(s) of ABRDN INCOME CREDIT STRATEGIES FUND revoking previous proxies, hereby appoints Megan Kennedy, Andrew Kim and Robert Hepp, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Income Credit Strategies Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Thursday, May 25, 2023, at 10:30 a.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1 and 2.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

ABRDN INCOME CREDIT STRATEGIES FUND

Shareholders Meeting to Be Held on Thursday, May 25, 2023, at 10:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.abrdnacp.com

ABRDN INCOMECREDIT STRATEGIES FUND

The Board of Trustees recommends a vote “FOR” the nominees.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals

1.	To elect the following Class III Nominee to The Board of Trustees:

Nominee:	FOR NOMINEE	WITHHOLD FROM NOMINEE

P. Gerald Malone	☐	☐

2.	To elect the following Nominee for Preferred share Trustee of the Fund:

Nominee:	FOR NOMINEE	WITHHOLD FROM NOMINEE

Randolph Takian	☐	☐

3.	In their discretion, upon any other business that may properly come before the meeting.

Authorized Signatures (this section must be completed for your vote to be counted):

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

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